Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Balanced Fund (“Balanced Fund”)

Supplement dated April 4, 2013, to the Balanced Fund’s Summary Prospectuses,

dated January 28, 2013.

Effective April 1, 2013, Matthew R. Lockridge and Varun V. Singh, PhD, CFA, have been added as Portfolio Managers of the Balanced Fund and Jay K. Singhania, CFA, and Todd L. Williams, CFA, have been removed as Portfolio Managers of the Balanced Fund. The Balanced Fund will continue to be co-managed by Mark R. Freeman, CFA, Scott D. Lawson, CFA, and Lisa Dong, CFA.

To reflect the changes, in the “Management” section, the sub-section “The Portfolio Manager” is replaced in its entirety with the following:

Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012. Mr. Matthew R. Lockridge, Vice President and Research Analyst, has managed the Fund since 2013. Mr. Varun V. Singh, PhD, CFA, Vice President and Research Analyst, has managed the Fund since 2013.

In addition, all references to Jay K. Singhania and Todd L. Williams contained in the Summary Prospectuses are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE